EXHIBIT 1.1

                         1,850,000 Preferred Securities
                         First Merchants Capital Trust I

                   8.75% Cumulative Trust Preferred Securities
               (Liquidation Amount of $25 per Preferred Security)

                             UNDERWRITING AGREEMENT

                                                                  April 12, 2002

STIFEL, NICOLAUS & COMPANY, INCORPORATED
RBC Dain Rauscher Inc.
as Co-representatives of the Several Underwriters
  named in Schedule I hereto
c/o Stifel Nicolaus & Company, Incorporated
501 North Broadway, 9th Floor
St. Louis, Missouri 63102

Dear Sirs:

     First Merchants Corporation, an Indiana corporation (the "Company") and its financing subsidiary, First Merchants Capital Trust I, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to the several underwriters listed on
Schedule I hereto (the "Underwriters"), pursuant to the terms of this Agreement, 1,850,000 of the Trust's 8.75% Cumulative Trust Preferred Securities, with a liquidation amount of $25 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,850,000 Preferred Securities to be sold to the Underwriters are herein called the "Firm Preferred Securities." Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriters, at their option, up to an additional 277,500 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in
Section  1  hereof.  The Firm  Preferred  Securities  and any  Option  Preferred
Securities are herein collectively referred to as the "Designated Preferred Securities." Stifel, Nicolaus & Company, Incorporated and RBC Dain Rauscher Inc. are acting as co-representatives of the Underwriters and in such capacity are sometimes herein referred to as the "Representatives."

     The Offerors hereby confirm as follows their agreement with each of the Underwriters in connection with the proposed purchase of the Designated Preferred Securities.

      1. Sale, Purchase and Delivery of Designated Preferred Securities, Description of Designated Preferred Securities.

          On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per Preferred Security (the "Purchase Price"), the respective number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to each Underwriter a commission of $0.9375 per Firm Preferred Security purchased (the "Firm Preferred Securities Commission"). The Representatives may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the names of the Representatives) and to amend the number of Firm Preferred Securities to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Preferred Securities listed on Schedule I shall equal 1,850,000.

     In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriters, severally and not jointly, an option to purchase all or any portion of the 277,500 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriters, severally and not jointly, all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities. If any Option Preferred Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust that proportion (subject to adjustment as you may determine to avoid fractional shares) of the number of Option Preferred Securities to be purchased that the number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 1,850,000. Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters a commission of $0.9375 per Option Preferred Security for each Option Preferred Security purchased (the "Option Preferred Securities Commission"). The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of the Global Securities (as hereafter defined) for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

     Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of the Global Securities (as hereinafter defined) for the Firm Preferred Securities shall be made at the offices of Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, 9th Floor, St. Louis, Missouri 63102, or such other place as shall be agreed to by you and the Offerors, at 10:00 a.m., St. Louis time, on the third (or, if permitted by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), not later than 12:00 p.m. on the fourth) full business day following the date of this Agreement (the "Closing Date"), or unless postponed in accordance with the provisions of Section 9. The Trust shall deliver or cause to be delivered to you for the account of the
Underwriters against payment to or upon the order of the Trust of the Purchase Price in federal or other immediately available funds, the Firm Preferred Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee (as identified below) as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form. If the Underwriters exercise the option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and Option Preferred Securities
Commission for such Option Preferred Securities shall be made on the Option Closing Date at Stifel, Nicolaus & Company, Incorporated's offices, or at such other place as the Offerors and you shall determine. Upon delivery, the Option Preferred Securities shall be in the form of one or more Global Securities registered in the name of Cede & Co., as nominee of DTC and the Global


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

Securities for such Option Securities shall be delivered to the Property Trustee as custodian for DTC. Such payments shall be made to an account designated by the Trust by wire transfer of same day funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to you for the respective accounts of the several Underwriters of one or more Global Certificates for the Designated Preferred Securities to be purchased by the Underwriters.

     Time shall be of the essence, and delivery of the Global Securities for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

          (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among Wachovia Trust Company, National Association, as Delaware Trustee and Property Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement." In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its 8.75% Subordinated Debentures due 2032 (the
"Debentures") pursuant to an Indenture, to be dated as of April 17, 2002, between the Company and Wachovia Trust Company, National Association, as indenture trustee (the "Base Indenture"), and a supplement thereto, to be dated as of April 17, 2002 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), and
(ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Preferred Securities Guarantee Agreement between the Company and Wachovia Trust Company, National Association, as guarantee trustee (the "Guarantee"), to the extent described therein.

          (c) The Company entered into an Agreement of Reorganization and Merger dated October 14, 2001 (the "Merger Agreement") with Lafayette Bancorporation, an Indiana corporation ("Lafayette"), pursuant to which, on April 1, 2002 (the "Merger Effective Date"), Lafayette merged with and into the Company with the Company continuing as the surviving entity (the "Merger"). As used herein, unless the context clearly requires otherwise, the term "Company" shall include Lafayette. The entire proceeds from the sale of the Debentures will be used by the Company to pay for a portion of the cash consideration to be paid in the Merger and related costs and expenses. In connection with the Merger, the Company filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-4 (File No. 333-75750) which constitutes a proxy statement for each of the Company and Lafayette relating to the approval of the Merger by the shareholders of each of the Company and Lafayette and which constitutes a prospectus of the Company relating to the issuance to shareholders of Lafayette of shares of capital stock of the Company as consideration for the Merger for those shareholders of Lafayette who are entitled to receive shares of the Company pursuant to the Merger Agreement. Such registration statement, including the exhibits, appendices and schedules thereto, if any, at the time it became effective is in this Agreement called the "Merger Proxy/Registration Statement." For purposes of this Agreement, all references to the Merger Proxy/Registration Statement or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval ("EDGAR") system.

          (d) As used herein, the following terms shall have the following meanings:

     "Base Prospectus" shall mean the base prospectus referred to in Section 2(ii) hereof contained in the Registration Statement.


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

     "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

     "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Designated Preferred Securities and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus.

     "Prospectus"  shall  mean  the  prospectus   supplement   relating  to  the
Designated Preferred Securities that was first filed pursuant to Rule 424(b) after the date hereof, together with the Base Prospectus.

     "Registration Statement" shall mean the registration statement referred to in Section 2(ii) hereof, including exhibits and financial statements, as amended at the date hereof (or, if not effective at the date hereof, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the 1933 Act.

     "Rule 430A Information" shall mean information with respect to the Designated Preferred Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 2(ii) hereof.

     Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the 1934 Act or the 1934 Act Regulations (as hereafter defined) on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act or the 1934 Act Regulations after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     2. Representations and Warranties.

     The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

               (i) The reports filed with the Commission by the Company under the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the


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

     statements therein, in light of the circumstances in which they were made, not misleading. The reports filed with the Commission by Lafayette under the 1934 Act and the 1934 Act Regulations at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (ii) The Offerors meet the requirements for the use of Form S-3 under the 1933 Act and have prepared and filed with the Commission a registration statement on Form S-3 (File Numbers 333-75748, 333-75748-01, 333-75748-02 and 333-75748-03), including a related base prospectus, for registration under the 1933 Act of the offering and sale of the Designated Preferred Securities, the Guarantee and up to $70,000,000 aggregate principal amount of Debentures under the 1933 Act. The Offerors may have filed one or more amendments to such registration statement, including a Preliminary Prospectus, each of which has previously been furnished to you, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. The Offerors shall next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Designated Preferred Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement
     (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause
     (1), the Offerors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the 1933 Act and the 1933 Act Regulations to be included in such registration statement and the Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date hereof or, to the extent not completed at the date hereof, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the date hereof, shall be included or made therein. The Registration Statement, at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x). Copies of such registration statement, including any amendments thereto and any documents incorporated by reference therein, the Base Prospectus and each Preliminary Prospectus contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Representatives.

               (iii) The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or the Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date that each Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement


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

     thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Designated Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to any of the documents incorporated by reference in the Preliminary Prospectus or the Prospectus which has not then been set forth in such an amendment or supplement.

               (iv) No order preventing or suspending the use of the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by any of the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information"). As of the date that each Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Designated Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to any Preliminary Prospectus or the Prospectus which has not been set forth in any Preliminary Prospectus, the Prospectus or such an amendment or supplement. Each Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

               (v) The Registration Statement has been declared effective under the 1933 Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to Underwriters' Information. At the Effective Date, and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to Underwriters' Information. As of the date that the


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

     Registration Statement was filed with the Commission, no event has or will have occurred which should have been set forth in an amendment or supplement to such registration statement which has not then been set forth in such an amendment or supplement. The Registration Statement will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T. As of the date hereof and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Trust Agreement, the Indenture and the Guarantee did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder.

               (vi) The Merger Proxy/Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Merger Proxy/Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Offerors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company is legally permitted, pursuant to the terms of the 1933 Act, to distribute the shares of its capital stock as required by the Merger Agreement pursuant to the Merger Proxy/Registration Statement. At the time the Merger Proxy/Registration Statement was declared effective under the 1933 Act, on the dates that the Merger
     Proxy/Registration Statement was delivered to the respective shareholders of the Company and/or Lafayette and at the Merger Effective Date, the Merger Proxy/Registration Statement complied in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (vii)

                    (A) The Company is duly organized, validly existing and in good standing under the laws of the State of Indiana, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                    (B) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have, either individually or in the aggregate, a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus); the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement among the Administrative Trustees, the Company and Wachovia Trust Company, National Association, dated December 12, 2001 (the "Original Trust Agreement") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus); the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus); the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is, and at the Closing Date or any Option Closing Date will be, classified as a grantor trust for United States federal income tax purposes; the Trust is not, and at the Closing Date or any Option Closing Date will not be, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (viii) The Company has only the direct and indirect subsidiaries identified on Exhibit A attached hereto and incorporated herein (the
     "Subsidiaries"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. Each Subsidiary is a corporation, business trust, limited liability company, or bank duly organized or incorporated, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of organization. Each such Subsidiary has full power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. The deposit accounts of Decatur Bank & Trust Company, First Merchants Bank, National Association, The First National Bank of Portland, First United Bank, Frances Slocum Bank & Trust Company, The Madison Community Bank, The Randolph County Bank, The Union County National Bank of Liberty, and Lafayette Bank and Trust Company (collectively, the "Banks," individually, a "Bank") are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law, and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

               (ix) The Company and each of the Subsidiaries is duly qualified to transact business as a foreign corporation, bank, limited liability company or business trust, as the case may be, and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify could, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock or membership interests of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable, and (C), except as set forth on Exhibit A attached hereto and incorporated herein, are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

               (x) The capital stock of the Company and the equity securities of the Trust conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror. No person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the  Prospectus  (or,  if  the  Prospectus  is not in  existence,  in  each
     Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors or the Subsidiaries, and there are no outstanding securities convertible into or exchangeable for any securities of the Offerors or the Subsidiaries and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's articles of incorporation or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound. As of the date set forth therein, the Company had an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and the capitalization of the Company immediately following the Effective Time will be as set forth in the Prospectus (or, if the Prospectus is not in existence, each Preliminary Prospectus) under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, the Merger Agreement, the Company's dividend reinvestment plan, pursuant to the Company's acquisitions in January, 2002 of two title insurance agencies, or reservations or employee benefit plans referred to in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus)).

               (xi)

                    (A) The Trust has all requisite trust power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and duly taken. The Designated Preferred Securities, when delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, will represent valid fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement pertaining to holders of Preferred Securities, will not be issued in violation of or subject to any preemptive or similar rights, and will conform to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                    (B) The  Debentures  have been duly and validly  authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by and/or subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, will be in the form contemplated by, and entitled to the benefits pertaining to holders of Debentures under the Indenture, will conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and will be owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon transfer, preemptive rights, claim, equity or other defect.

                    (C) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the holders of the Preferred Securities, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus).

                    (D) The Agreement as to Expenses and Liabilities between the Company and the Trust (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by and/or subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus).

               (xii) The Merger Agreement was duly authorized, executed and delivered by the Company and Lafayette and constituted a valid, legal and binding agreement of the Company and Lafayette, enforceable against the Company and Lafayette in accordance with its terms, and conformed in all material respects to the description thereof contained in the Merger
     Proxy/Registration Statement. The shares of the capital stock of the Company delivered pursuant to the terms of the Merger Agreement were duly authorized for issuance by the Company pursuant to the Merger Agreement, were issued, executed and authenticated in accordance with the Merger Agreement and delivered as provided in the Merger Agreement, and are validly issued and fully paid and non-assessable and conform in all material respects to the description thereof in the Merger Proxy/Registration Statement. The issuance of such shares of capital stock was not subject to preemptive or other similar rights. With the exception of the delivery of the Merger consideration, all conditions to the obligations of each of the Company and Lafayette to consummate the Merger have been satisfied or duly waived and the net proceeds from the sale of the Designated Preferred Securities and the Company's cash on hand will be sufficient to pay the cash consideration payable to Lafayette shareholders pursuant to the Merger and related fees and expenses and to fund ordinary business operations consistent with past practices.

               (xiii) The Offerors and the Subsidiaries have complied in all material respects with all foreign, federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. Neither the Company nor any non-banking Subsidiary engages directly or indirectly in any activity prohibited by the Board of Governors of the Federal Reserve
     System  (the  "FRB")  or  the  BHC  Act  or  the  regulations   promulgated
     thereunder.

               (xiv) The Offerors and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. All such Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries have received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

               (xv) Neither of the Offerors nor any of the Subsidiaries are in breach or violation of their corporate charter, by-laws or other governing documents (including without limitation, the Original Trust Agreement) in any material respect. Neither of the Offerors nor any of the Subsidiaries is, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default could, individually or in the aggregate with other breaches, violations or defaults, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default, or (B) any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could, individually or in the aggregate with other breaches, violations or defaults, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xvi) The execution,  delivery and  performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Merger Agreement, the Trust Agreement, the Guarantee, the Indenture, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) (including, without limitation, the issuance and sale of the Designated Preferred Securities and the use of proceeds from the sale of the Designated Preferred
     Securities as described in the Prospectus under the caption "Use of Proceeds") do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the charter or by-laws of the Company or the Subsidiaries, (B) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (C) any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default could have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Merger Agreement, the Trust Agreement, the Indenture, the Guarantee, the Expense Agreement, the Registration Statement and the Prospectus (or any Preliminary Prospectus), except such as have been obtained under the 1933 Act and the Trust Indenture Act and from the Nasdaq National Market relating to the listing of the Designated Preferred Securities, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

               (xvii) The Company has all requisite power and authority and the Trust has all requisite trust power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform to the description thereof contained in the Prospectus.

               (xviii) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid and existing leases, enforceable against the parties thereto, and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any material leases.

               (xix) BKD LLP, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

               (xx) The consolidated  financial  statements  including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) with respect to the Company and the Subsidiaries comply with the 1933 Act and the 1933 Act Regulations and present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The consolidated financial statements including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) with respect to Lafayette and its subsidiaries comply with the 1933 Act and the 1933 Act Regulations and present fairly in all material respects the consolidated financial position of Lafayette and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of Lafayette and its subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected consolidated financial data concerning the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, have been derived from the financial statements or operating records of the Company and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiaries in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). The selected consolidated financial data concerning Lafayette and its subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, have been derived from the financial statements or operating records of Lafayette and have been compiled on a basis consistent with that of the consolidated financial statements of Lafayette and its subsidiaries in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). The summary pro forma consolidated financial information and the pro forma combined consolidated financial information included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) present fairly, in all material respects, the information relating to the Company, and the information relating to Lafayette, shown therein, and have been compiled on a basis consistent with that of the
     audited   consolidated   financial   statements  of  the  Company  and  the
     assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) is accurate in all material respects, complies in all material respects with the 1933 Act and the 1933 Act Regulations, has been derived from the financial statements or operating records of the Company or Lafayette, as the case may be, presents fairly the information shown therein, and to the extent applicable has been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus).

               (xxi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), except as otherwise stated therein:

                    (A) neither of the Offerors nor any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material, individually or in the aggregate, to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                    (B) there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                    (C) neither of the Offerors nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which are material, individually or in the aggregate, to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                    (D) neither of the Offerors has declared or paid any dividend, and neither of the Offerors nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings;

                    (E) there has not been any change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries; and

                    (F) there has not occurred any other event and there has arisen no set of circumstances required by the 1933 Act or the 1933 Act Regulations to be disclosed in the Registration Statement or the Prospectus which has not been so set forth in the Registration Statement or the Prospectus as fairly and accurately summarized therein.

               (xxii) Since the respective dates as of which information is given in the Registration Statement, the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and the Merger Proxy/Registration Statement, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operation of Lafayette and Lafayette Bank on a consolidated basis, whether or not arising in the ordinary course of business.

               (xxiii) No charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could, individually or in the aggregate with other unfavorable decisions, rulings or findings, have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and is not so disclosed.

               (xxiv) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits or incorporated by reference into the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) that are not so summarized.

               (xxv) Neither of the Offerors has taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities in violation of the
     Commission's rules and regulations, including, but not limited to, Regulation M, and neither of the Offerors is aware of any such action taken or to be taken by any affiliate of the Offerors.

               (xxvi) The Offerors and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and neither the Company nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxvii)  No  labor   dispute   involving   the   Company  or  the
     Subsidiaries exists or, to the knowledge of the Offerors, is imminent which could, individually or in the aggregate with other disputes, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which could, individually or in the aggregate with other disputes, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxviii) The Offerors and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file could not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, could, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxix) Each of the contracts, agreements and instruments material to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and its Subsidiaries on a consolidated basis, or listed, described, or attached as an exhibit to the Company's and Lafayette's respective Annual Reports on Form 10-K for the year ended December 31, 2001 as filed with the Commission is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries and the other parties thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, except where the cancellation, termination or unenforceability could not, individually or in the aggregate with other cancellations, terminations or unenforceable contracts, agreements and instruments, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Neither the Company nor any Subsidiary is (with or without notice or lapse of time or both) in breach or default in any material respect under any such contacts, agreements or instruments referred to in the preceding sentence (or upon consummation of the transactions contemplated by this Agreement will be in breach or default in any material respect thereunder) and, to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

               (xxx) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) which is not adequately described therein.

               (xxxi) No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus).

               (xxxii) The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance.

               (xxxiii) Except as described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

               (xxxiv) Neither of the Offerors is an "investment company," an entity "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") or the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").

               (xxxv) The Offerors have not distributed and will not distribute prior to the Closing Date or, if applicable, the Option Closing Date, any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Representatives.

               (xxxvi) The activities of the Offerors and the Subsidiaries are permitted under applicable federal and state banking laws and regulations. The Company has all necessary approvals, including the approval of the Office of the Comptroller of the Currency (the "OCC") , the FDIC, the Indiana Department of Financial Institutions (the "DFI") and the FRB, as applicable, to own the capital stock of the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party or subject to any agreement or memorandum with, or directive or other order issued by, the FRB, the OCC, the FDIC, the DFI or other regulatory authority having jurisdiction over it (each, a "Regulator," and collectively, the "Regulators"), which imposes any restrictions or requirements not generally applicable to entities of the same type as the Company and the Subsidiaries. Neither the Company nor any Subsidiary is subject to any order or other directive from any Regulator to make any material change in the method of conducting their respective businesses, and no such directive is pending or threatened by such Regulators.

               (xxxvii) The Banks and the other Subsidiaries have properly administered all accounts for which they act as a fiduciary, including but not limited to accounts for which they serve as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law, except where the failure to be in compliance could not, individually or in the aggregate, have a material adverse effect upon the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. None of the Banks or other Subsidiaries nor any of their directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

               (xxxviii)Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated thereby.

               (xxxix) No report or application filed by the Company or any of its Subsidiaries with the FRB, the OCC, the FDIC, the DFI or any other Regulator, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the FRB, the OCC, the FDIC, the DFI or such other Regulator, as the case may be.

               (xl) Based upon current guidelines of the FRB, proceeds from the sale of the Debentures will constitute "Tier 1" capital (as defined in 12 C.F.R. Part 225), subject to applicable regulatory restrictions on the amount thereof that can be included in Tier 1 capital.

               (xli) None of the Offerors, the Subsidiaries or, to the best knowledge of the Offerors, any other person associated with or acting on behalf of the Offerors or any of the Subsidiaries, including, without limitation, any director, officer, agent, or employee of any of the Subsidiaries or the Company has, directly or indirectly, while acting on behalf of such Offeror or Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices

     Act of 1977, as amended; or (iv) made any other payment of funds for either or both of the Offerors or a Subsidiary or retained any funds which constitute a violation of any law, rule or regulation or which was or is required to be disclosed in the Registration Statement or the Prospectus pursuant to the requirements of the 1933 Act or the 1933 Act Regulations.

               (xlii) Neither the Company nor any Subsidiary has any liability under any "pension plan," as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries (the "Employee Plans") have been operated in material compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance could not, individually or in the aggregate, have a material adverse effect upon the condition (financial or otherwise) earnings, affairs, business, prospects or results of operations of the Offerors or the Subsidiaries on a consolidated basis). No reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Company or any of the Subsidiaries for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation. No prohibited transaction under
     Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Company or any of the Subsidiaries. There are no pending or, to the knowledge of the Offerors, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any governmental authority or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in material compliance with the group health plan continuation coverage requirements of
     Section 4980B of the Code.

               (xliii) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The books, records and accounts and systems of internal accounting controls of the Company and its Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the 1934 Act.

               (xliv) Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), there is no factual basis for any action, suit or other proceeding involving the Company or the Subsidiaries or any of their material assets for any failure of the Company or any of the Subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment; except where such action, suit or other proceeding could not, individually or in the aggregate with other actions, suits or proceedings, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) or as could not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, none of the property owned or leased by the Company or any of the Subsidiaries or their predecessors is contaminated with any waste or hazardous substances, and neither the Company nor any of the Subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in ss.9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601 et seq.

               (xlv) The Company and the Subsidiaries maintain insurance covering in all material respects their properties, personnel and business. Such insurance insures against such losses and risks as, in the judgment of the executive officers of the Company, are adequate to protect in all material respects the Company and the Subsidiaries and their businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures shall have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and shall be outstanding and duly in force on the Closing Date and, if applicable, the Option Closing Date, with such exceptions as would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xlvi) Other than the Merger, neither the Company nor any Subsidiary has any agreement or understanding with any person (A)
     concerning the future acquisition by the Company or the Banks of a controlling interest in any entity or (B) concerning the future acquisition by any person of a controlling interest in the Company or any Subsidiary, in either case that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

     3. Offering by the Underwriters.

     After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The
Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's conduct rules.

     The Underwriters may reserve and sell such of the Designated Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by it (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

     4. Certain Covenants of the Offerors.

     The Offerors jointly and severally covenant with the Underwriters as follows:

          (a) The Offerors shall cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Representatives of such timely filing.

          (b) The Offerors shall notify you immediately, and confirm such notice in writing:

               (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

               (ii) of the receipt of any comments or requests from the Commission;

               (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

               (iv) of the  issuance  by the  Commission  or any  state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

          (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) the Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

          (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you or counsel for the Underwriters shall reasonably object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriters or counsel for the Underwriters does not reasonably object), and furnishing to you such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance satisfactory to you and counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith at their cost and expense amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e)  The  Offerors  shall  cooperate  with  you  and  counsel  for the
Underwriters in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors will notify you immediately of, and confirm in writing, the suspension of qualification of the Designated Preferred Securities or threat thereof in any jurisdiction.

          (f) The Offerors shall use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

          (g) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Offerors in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

          (h) The Offerors shall use the net proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (i) For five years from the Effective Date, the Offerors shall furnish to the Representatives copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the Nasdaq National Market or other self-regulatory organization and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Representatives may reasonably request, other than such documents, reports and information for which the Offerors has the legal obligation not to reveal to the Representatives.

          (j) For a period of 90 days from the Effective Date, the Offerors shall not, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Designated Preferred Securities (other than the Common Securities of the Trust to be issued to the Company), including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, except for the registration of the Designated Preferred Securities and the sales to the Underwriters pursuant to this Agreement, without the prior written consent of the Representatives.

          (k) The Offerors shall use their best efforts to cause the Designated Preferred Securities to become quoted on the Nasdaq National Market, or in lieu thereof a national securities exchange, and to remain so quoted, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are exchanged for Debentures, the Company shall use its best efforts to have the Debentures promptly listed on the Nasdaq National Market or other organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under the 1934 Act.

          (l) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' option to purchase the Option Preferred Securities shall expire or (ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, or take or refrain from taking any action which will cause or result in any material adverse change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

          (m) Except as described in the Prospectus, the Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representatives, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of the Offerors' securities; provided, however, that this shall not apply to repurchases by the Company of its common stock.

          (n) The Offerors shall not take, directly or indirectly, any action designed to result in or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors in connection with the sale or resale of the Designated Preferred Securities in violation of the Commission's rules and regulations, including, but not limited to, Regulation M, and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

          (o) Prior to the Closing Date (and, if applicable,  the Option Closing
Date), the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the
Offerors, the Subsidiaries or the offering of the Designated Preferred Securities without your prior consent.

          (p) The Offerors shall comply with all registration, filing and reporting requirements of the 1934 Act for so long as the Preferred Securities or the Debentures shall remain outstanding.

     5. Payment of Expenses.

     Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

          (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, each Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements);

          (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

          (c)  all  fees  and   expenses   incurred  in   connection   with  the
qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith.

          (d) all fees and expenses incurred in connection with filings made with the NASD and DTC;

          (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the Nasdaq National Market;

          (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

          (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

          (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Preferred Securities to the Underwriters;

          (i) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement; and

          (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

     If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

     If the sale of Designated Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.

     6. Conditions of the Underwriters' Obligations.

     The obligations of the Underwriters to purchase and pay for the Firm Preferred Securities and, following exercise of the option granted by the Offerors in Section 1 of this Agreement, the Option Preferred Securities, are subject, in your sole discretion, to the accuracy of the representations and warranties and compliance with the agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Representatives, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

          (b) No Underwriter shall have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading. (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, and the Designated Preferred Securities, and the authorization and form of the Registration
Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be satisfactory in all material respects to counsel for the Underwriters, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

          (d) Bingham McHale, LLP, counsel for the Offerors, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company has been duly incorporated and is validly existing under the laws of the State of Indiana, and is duly registered as a bank holding company under the BHC Act. To the best of such counsel's knowledge, the entities listed on Exhibit A are the only subsidiaries, direct or indirect, of the Company. Each of the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Each of the Company and the Subsidiaries has full power (corporate or otherwise) and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result, individually or in the aggregate, in a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. To the best of such counsel's knowledge, except as set forth on Exhibit A to the Agreement, all outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary, and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares. For purposes of this opinion, the term "Subsidiary" shall not include Independent Bankers' Life Reinsurance Company of Indiana, Ltd.

               (ii) The  Debentures  and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances, if any, pursuant to the Underwriting Agreement, the Merger Agreement, the Company's acquisitions in January, 2002 of two title insurance agencies, or pursuant to reservations, agreements or employee benefit plans or programs referred to in the Prospectus or pursuant to the Company's dividend reinvestment plan). The capital stock of the Company has been duly authorized and validly issued, and is fully paid and nonassesable. The form of certificates to evidence the Designated Preferred Securities has been approved by the Trust and is in due and proper form and complies with all applicable requirements. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus or pursuant to the Company's dividend reinvestment plan, and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

               (iii) The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. All of the Designated Preferred Securities have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will conform to the description thereof in the
     Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of, any equity securities of the Offerors pursuant to the corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Offerors, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror is a party or by which either Offeror may be bound.

               (iv) The Offerors have all requisite corporate and trust power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

               (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

               (vi) The Debentures have been duly authorized, executed, and delivered by the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity. The holders of the Debentures are entitled to the benefits of the Indenture pertaining to holders of Debentures.

               (vii) Each of the Expense Agreement and the Merger Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

               (viii) To the best of such  counsel's  knowledge,  neither of the
     Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement). To the best of such counsel's knowledge, no breach or default by the Company or any Subsidiary exists (nor has any event occurred which with notice, lapse of time, or both, would result in a breach of, or constitute a default under) in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Merger Agreement, the Trust Agreement, the Indenture, the Guarantee or the other agreements contemplated hereby or thereby do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities
     pursuant to, or constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or governing document (including without limitation, the Trust Agreement) of the
     Offerors or the Subsidiaries, or any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license,

     Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis.

               (ix) To the best of such counsel's knowledge, holders of securities of the Offerors do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

               (x) To the best of such counsel's knowledge, no action, suit or proceeding at law or in equity is pending or threatened against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

               (xi) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, the Trust Indenture Act and the Nasdaq National Market with respect to listing matters, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters. All governmental and regulatory authorizations, approvals, consents, orders and filings, registrations and qualifications required in order to consummate the Merger have been obtained or otherwise received.

               (xii) Each of the Registration Statement, the Prospectus and the Merger Proxy/Registration Statement and any amendments or supplements thereto (other than the exhibits, financial statements or other financial data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness or issuance. The Company's Annual Report on Form 10-K and Current Report on Form 8-K incorporated by reference in the Registration Statement and the Prospectus (other than the exhibits, financial statements or other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations as of their respective dates of effectiveness or filing.

               (xiii) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement, Merger Proxy/Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or Merger Proxy/Registration Statement that are not so disclosed or filed.

               (xiv) The statements under the captions "Risk Factors", "Description of the Trust", "Description of the Preferred Securities," "Description of the Debentures," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Debentures and the Guarantee," "Certain Federal Income Tax Consequences," and "ERISA Considerations" in the Prospectus and the statements under the captions "Description of the Trusts", "Description of the Preferred Securities,"
     "Description of the Debentures," "Description of the Guarantees," "Relationship Among the Preferred Securities, the Debentures and the Guarantee," in the Base Prospectus and the statements under the captions "Regulation and Supervision" in "Item 1. Business" and "Item 3. Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, incorporated by reference into the Prospectus, insofar as such statements constitute a description of legal or regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters purported to be summarized therein in all material respects and fairly present the information called for with respect to such legal or regulatory matters, documents and instruments.

               (xv) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

               (xvi) Except as disclosed in the Prospectus, there are no material legal restrictions or, to the best knowledge of such counsel, contractual encumbrances or restrictions required to be disclosed on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

               (xvii) To the best of such counsel's knowledge, the Offerors and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all Permits, consents, licenses, franchises and governmental and regulatory authorizations ("Authorizations") required to conduct their business as currently conducted and which are material to the Offerors and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened which may lead to the revocation, termination, suspension or non-renewal of any such Authorization, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Offerors or the Subsidiaries to conduct their businesses and would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (xviii) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Designated Preferred Securities and the application of the proceeds thereof as described in the Prospectus, neither the Company nor the Trust will be, an "investment company," an entity "controlled" by an "investment company" or an "investment adviser" as defined in the Investment Company Act and the Investment Advisers Act.

     In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (viii) and
(xvii) hereof, and certificates of public officials. In giving such opinion, such counsel may rely upon the opinion of Richards, Layton & Finger, special Delaware counsel to the Offerors as to certain matters relating to the Trust and the Designated Preferred Securities which are governed by Delaware law.

     Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement, the Prospectus and the Merger Proxy/Registration Statement and the documents incorporated therein by reference and such counsel has no reason to believe (A) that the Registration Statement and the Merger Proxy/Registration Statement or any amendment thereto (except for the financial statements and related schedules included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement and the Merger Proxy/Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto and the documents incorporated therein by reference (except for the financial statements and related schedules included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement and the Merger Proxy/Registration Statement required to be filed that has not already been filed.

          (e) Richards, Layton & Finger, special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to such counsel, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

               (ii) The Trust has all requisite trust power to enter into and perform its obligations under this Agreement. The Trust Agreement is a legal, valid and binding agreement of the Company, as sponsor, and the Trustees, and is enforceable against the Company, as sponsor, and the Trustees, in accordance with its terms.

               (iii) Under the Trust Agreement and the Delaware Business Trust Act, this Agreement and its execution and delivery by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

               (iv) The issuance, sale and delivery of the Designated Preferred Securities in accordance with the Trust Agreement have been duly authorized by all necessary action of the Trust. The Designated Preferred Securities have been duly and validly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interest in the assets of the Trust and entitled to the benefits of the Trust Agreement. The form of certificate to evidence the Designated Preferred Securities has been approved by the Trust and is in due and proper form and complies with all applicable requirements of the Delaware Business Trust Act.

               (v) Holders of Designated Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

               (vi) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights or other similar rights.

               (vii) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (a) the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

     Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          (f) Lewis, Rice & Fingersh, L.C., counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Lewis, Rice & Fingersh, L.C. may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, and upon the opinions of Bingham McHale LLP and Richards, Layton & Finger described herein.

          (g) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representatives shall have received from BKD LLP and Crowe, Chizek and Company LLP letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Representatives, confirming that, with respect to BKD LLP, they are independent public accountants with respect to the Company and the Subsidiaries, within the meaning of the 1933 Act and the 1933 Act Regulations and, with respect to Crowe, Chizek and Company, LLP, they are independent public accountants with respect to Lafayette and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations, and each stating in effect that:

               (i) In their opinion, the consolidated financial statements of the Company or Lafayette, as the case may be, audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations.

               (ii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company or Lafayette, as the case may be, inspection of the minute books of the Company or Lafayette, as the case may be, since the date of the latest audited financial statements of the Company or Lafayette, as the case may be, included or incorporated by reference in the Registration Statement, inquiries of officials of the Company or Lafayette, as the case may be, responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company or Lafayette, as the case may be, any increase in the consolidated debt of the Company or Lafayette, as the case may be, or any decreases in consolidated total assets or consolidated shareholders' equity of the Company or Lafayette, as the case may be, or any changes, decreases or increases in other items specified by the Representatives, in each case as compared with amounts shown in the latest consolidated statement of financial condition of the Company or Lafayette, as the case may be, included or incorporated by reference in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses have occurred or may occur or which are described in such letter; and

                    (B) for the period from the date of the latest consolidated financial statements of the Company or Lafayette, as the case may be, included or incorporated by reference in the Registration Statement to the specified date referred to in clause (iii)(A), there were any decreases in the consolidated interest income, net interest income or net income of the Company or Lafayette, as the case may be, or in the per share amount of net income of the Company or Lafayette, as the case may be, or any changes, decreases or increases in other items specified by the Representatives as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

               (iii) In addition to the audit referred to in their report included or incorporated by reference in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (ii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records and consolidated financial statements of the Company or Lafayette, as the case may be, which appear in the Registration Statement and the documents incorporated by reference therein specified by the Representatives, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company or Lafayette, as the case may be, have found them to be in agreement.

               (iv) With respect to the pro forma financial information which appear in the Registration Statement and the documents incorporated by reference therein, BKD LLP shall provide the information contemplated in, and comment upon the matters described in, Example D "Comments on Pro Forma Information" included in SAS No. 72 "Letters for Underwriters and Certain Other Requesting Parties."

     In the event that the letter to be delivered on the date hereof, on the Closing Date (and, if applicable, any Option Closing Date) referred to above set forth any such changes, decreases or increases as specified in clauses (ii)(A) or (ii)(B) above, or any exceptions from such agreement specified in clause
(iii) above, it shall be a further condition to the obligations of the Underwriters that the Representatives shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in clause (ii)(A) above as compared with the amounts shown in the latest consolidated statement of financial condition of the Company or Lafayette, as the case may be, included or incorporated by reference in the Registration Statement, (y) reflect a material adverse change in the items specified in clause (ii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representatives, or (z) reflect a material adverse change in items specified in clause (iii) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

          (h) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company, dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2 hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that each of the Offerors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date and, if applicable, the Option Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and
(iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

          (i) At the Closing Date and, if applicable, the Option Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this

Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date, and since the most recent date as of which information is given in the Prospectus, except as described in the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

          (j) On the Closing Date, all conditions precedent under each of the Merger Agreement, the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement, other than delivery of the Merger consideration, shall have been satisfied or duly waived, and you shall have received copies of all documentation required to evidence same.

          (k) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

          (l) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

     All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

     If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Offerors.

     7. Indemnification and Contribution.

          (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys fees and expenses), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by or on behalf of the Company or the Trust contained in Section 2 of this Agreement (or any certificate delivered by or on behalf of the Company or the Trust pursuant to Sections 6(h), 6(i) and 6(l) hereto) or in the registration statement as originally filed or the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or the Merger Proxy/Registration Statement, or in any amendment or supplement thereto, (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or the Merger Proxy/Registration Statement, or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any Preliminary Prospectus, the Prospectus or the Merger Proxy/Registration Statement, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriters' Information. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Offeror, each of the Company's directors, each of the Company's officers who signed the Registration Statement, each of the Administrative Trustees of the Trust and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to each Underwriter, but only with respect to the Underwriters' Information. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

          (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified party(ies) and controlling persons, which firm shall be designated in writing by the indemnified party(ies) (and, if such indemnified parties are Underwriters, by you, as Representatives). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there shall be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Designated Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph
(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of the 1933 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this paragraph (d) shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

          (e)  The  indemnity  and  contribution  agreements  contained  in this
Section 7 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling an Underwriter or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror), (ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling an Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 7.

          (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

     8. Termination.

     You shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Offerors, if:

          (a) Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

          (b) The Offerors or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representatives materially impairs the investment quality of the Designated Preferred Securities;

          (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which in your reasonable judgment is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

          (d) There has occurred any outbreak or escalation of hostilities or other calamity or crisis (including, without limitation, an act of terrorism) or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

          (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority; or

          (f) A banking moratorium shall have been declared by either federal, New York or Indiana authorities; or

          (g) Any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has a material adverse effect on the United States securities markets so as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or to enforce contracts for the sale of the Designated Preferred Securities.

     If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

     9. Default of Underwriters.

     If any Underwriter or Underwriters shall default in its or their obligations to purchase Designated Preferred Securities hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that the non-defaulting Underwriters shall be under no obligation to purchase such Designated Preferred Securities if the aggregate number of Designated Preferred Securities to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in Schedule I hereto, and provided further, that no non-defaulting Underwriter shall be obligated to purchase Designated Preferred Securities to the extent that the number of such Designated Preferred Securities is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.

     In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Designated Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representatives may in their discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Designated Preferred Securities on the terms contained herein. If within one business day after such default the Representatives do not arrange for the purchase of such Designated Preferred Securities, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representatives to purchase such Designated Preferred Securities on such terms.

     In the event that the Representatives or the Company do not arrange for the purchase of any Designated Preferred Securities to which a default relates as provided above, this Agreement shall be terminated.

     If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Designated Preferred Securities of a defaulting Underwriter or Underwriters as provided in this Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and (ii) the respective numbers of Designated Preferred Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

     10. Effective Date of Agreement.

     If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

     If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representatives shall release the Designated Preferred Securities for initial public offering. The Representatives shall notify the Offerors immediately after they have taken any action which causes this Agreement to become effective.

     Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying you or by you, as Representatives of the several Underwriters, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

     11. Representations, Warranties and Agreements to Survive Delivery.

     The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Designated Preferred Securities.

     12. Notices.

     Except as  otherwise  provided  in this  Agreement,  all  notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to Offerors shall be sent to 200 East Jackson Street, Muncie, Indiana 47305, Attention: Michael L. Cox (with a copy to Bingham McHale LLP, 10 West Market Street, Indianapolis, Indiana 46204, Attention: David R. Prechtel, Esq.) and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, 9th Floor, St. Louis, Missouri 63102,
Attention: Rick E. Maples (with a copy to Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102, Attention: Thomas C. Erb, Esq.). In all dealings with the Company under this Agreement, Stifel, Nicolaus & Company, Incorporated shall act as representative of and on behalf of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by Stifel, Nicolaus & Company, Incorporated on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

     13. Parties.

     The Agreement herein set forth is made solely for the benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Designated Preferred Securities.

     14. Governing Law.

     This Agreement shall be governed by the laws of the State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.

     15. Authority.

     Any certificate signed by an authorized officer of the Company or the Trust and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company and the Trust to the Underwriters as to the matters covered thereby.

     16. Counterparts.

     This   Agreement   may  be  executed  by  facsimile  and  in  one  or  more
counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

                       Signatures appear on the next page

     If the foregoing is in accordance with the your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.

                                        Very truly yours,

                                        FIRST MERCHANTS CORPORATION

                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                        Name: Larry R. Helms
                                              -------------------------
                                        Title: Senior Vice President
                                               ------------------------

                                        FIRST MERCHANTS CAPITAL TRUST I

                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                        Name: Larry R. Helms
                                              -------------------------
                                        Title: Administrative Trustee
                                              -------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By: /s/ Patrick R. Koster
    -------------------------
Name:
      -----------------------
Title:
       ----------------------

For itself and as co-Representative
of the several Underwriters named in
Schedule I hereto.

RBC DAIN RAUSCHER INC.

By: /s/ Mark W. Biche
    -------------------------
Name: Mark W. Biche
      -----------------------
Title: Managing Director
       ----------------------

For itself and as co-Representative
of the several Underwriters named in
Schedule I hereto.

                                   SCHEDULE I

                     Underwriter                            Number of Securities

Stifel, Nicolaus & Company, Incorporated...........................858,000
RBC Dain Rauscher Inc..............................................572,000
A.G. Edwards & Sons, Inc............................................40,000
Bear, Stearns & Co. Inc.............................................40,000
Friedman, Billings, Ramsey & Co., Inc...............................40,000
Prudential Securities Incorporated..................................40,000
Advest, Inc.........................................................20,000
BB&T Capital Markets, a division of Scott &
   Stringfellow, Inc................................................20,000
City Securities Corporation.........................................20,000
D.A. Davidson & Co..................................................20,000
Fahnestock & Co. Inc................................................20,000
Ferris, Baker Watts, Inc............................................20,000
Howe Barnes Investments, Inc........................................20,000
Janney Montgomery Scott LLC.........................................20,000
NatCity Investments, Inc............................................20,000
Sandler O'Neill & Partners, L.P.....................................20,000
Stephens Inc........................................................20,000
Utendahl Capital Partners, L.P......................................20,000
David A. Noyes & Company.............................................5,000
Redwine & Company, Inc...............................................5,000
Smith, Moore & Co....................................................5,000
Wunderlich Securities Inc............................................5,000
Total............................................................1,850,000

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES

Decatur Bank & Trust Company
First Merchants Bank, National Association
First Merchants Insurance Services, Inc.
First Merchants Reinsurance Co. Ltd. (First Merchants Corporation owns 79%) The First National Bank of Portland
First United Bank
Frances Slocum Bank & Trust Company
The Madison Community Bank
The Randolph County Bank
The Union County National Bank of Liberty
First Merchants Capital Trust I
First Merchants Capital Trust II
First Merchants Capital Trust III
Indiana Title Insurance Company
Indiana Title Insurance Company, LLC
   (First Merchants Corporation owns, indirectly, 52.12%)
Lafayette Bank and Trust Company
Independent Bankers' Life Reinsurance Company of Indiana, Ltd.
   (First Merchants Corporation owns, indirectly, 8.54%) (sale pending)